UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2016

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 11, 2016, as part of the strategic decision previously announced by Kindred Healthcare, Inc. (“Kindred”) to exit its skilled nursing facility business, Kindred entered into Agreement Regarding Master Leases No. 3 (the “Agreement”) with Ventas, Inc. (“Ventas”) to provide Kindred with the option to acquire the real estate for all 36 skilled nursing facilities (the “Ventas Properties”) leased under its master lease agreements with Ventas (each a “Master Lease” and, collectively, the “Master Leases”) for an aggregate consideration of $700 million. The Agreement also provides that, through October 31, 2018, Kindred has the right to find one or more purchasers of the Ventas Properties. As Kindred locates new owners/operators for the Ventas Properties, in exchange for a payment by Kindred to Ventas of the allocable portion of the $700 million purchase price, Ventas has agreed to convey the real estate for the applicable Ventas Property to the new owner/operator. Kindred, at its option, may also elect to renew the leases for any of the Ventas Properties through April 30, 2025, and transfer them into Master Lease No. 5.

The Ventas Properties will remain leased under their current Master Leases until Kindred exercises its purchase option or April 30, 2018, whichever comes first. Currently, 11 of the Ventas Properties are leased under Master Lease No. 1, 10 of the Ventas Properties are leased under Master Lease No. 2, four of the Ventas Properties are leased under Master Lease No. 4, and 11 of the Ventas Properties are leased under Master Lease No. 5.

If Kindred does not complete the acquisition of the Ventas Properties by April 30, 2018, the lease for any remaining Ventas Properties will be automatically renewed through April 30, 2025, and transferred into Master Lease No. 5. Base rent for the Ventas Properties that transfer into Master Lease No. 5 will escalate annually at three times the increase (if any) in the consumer price index (with a floor of 0% and a cap of 4%).

Also on November 11, 2016, Kindred renewed the leases for eight long-term acute care (“LTAC”) hospitals Kindred leases from Ventas (the “Hospitals”) through April 30, 2025, and transferred the Hospitals into Master Lease No. 5, which is being amended and restated. The Hospitals were previously leased under Master Lease Nos. 1, 2 and 4, respectively, each of which were amended on November 11, 2016. The base rent and rent escalators will remain the same for the Hospitals, as well as for the other 23 LTAC hospitals currently in Master Lease No. 5. The Hospitals will be combined into a single renewal bundle with Kindred’s other LTAC hospitals expiring on April 30, 2025.

No rent from the Ventas Properties will be allocated to Kindred’s LTAC hospitals.

The amended and restated Master Lease No. 5 contains terms substantially similar to the existing Master Lease No. 5, except for modifications to certain restrictions applicable to Kindred that will take effect if Kindred acquires all of the Ventas Properties and pays Ventas the aggregate consideration. As noted above, since all of the Ventas Properties will either be sold or transferred into Master Lease No. 5, Kindred’s other master lease agreements with Ventas will be effectively terminated and only Master Lease No. 5 will remain.

The foregoing description is qualified in its entirety by the Agreement, Amendment No. 4 to Master Lease Agreement No. 1, Amendment No. 2 to Master Lease Agreement No. 2, Amendment No. 4 to Master Lease Agreement No. 4 and the Second Amended and Restated Master Lease Agreement No. 5, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Incorporated by reference is Exhibit 99.1 attached hereto, a press release issued by Kindred on November 14, 2016 reporting the agreements with Ventas noted in Item 1.01 herein. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by Kindred under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Agreement Regarding Master Leases No. 3, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

10.2	Amendment No. 4 to Second Amended and Restated Master Lease Agreement No. 1, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

10.3	Amendment No. 2 to Second Amended and Restated Master Lease Agreement No. 2, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

10.4	Amendment No. 4 to Second Amended and Restated Master Lease Agreement No. 4, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

10.5	Second Amended and Restated Master Lease Agreement No. 5, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

99.1	Press Release, dated November 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KINDRED HEALTHCARE, INC.

Date: November 14, 2016	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Agreement Regarding Master Leases No. 3, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

10.2	Amendment No. 4 to Second Amended and Restated Master Lease Agreement No. 1, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

10.3	Amendment No. 2 to Second Amended and Restated Master Lease Agreement No. 2, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

10.4	Amendment No. 4 to Second Amended and Restated Master Lease Agreement No. 4, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

10.5	Second Amended and Restated Master Lease Agreement No. 5, dated as of November 11, 2016, among Kindred Healthcare, Inc., Kindred Healthcare Operating, Inc. and Ventas Realty, Limited Partnership.

99.1	Press Release, dated November 14, 2016.

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